Capital Management	12 Months Ended
Dec. 31, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Management	CAPITAL MANAGEMENT
The Company's capital management objective is to maintain financial flexibility and sufficient sources of liquidity to execute its capital programs, while meeting short and long-term commitments. Baytex strives to actively manage its capital structure in response to changes in economic conditions. At December 31, 2022, the Company's capital structure was comprised of shareholders' capital, long-term notes, trade and other receivables, trade and other payables, cash and the Credit Facilities.

In order to manage its capital structure and liquidity, Baytex may from time-to-time issue equity or debt securities, enter into business transactions including the sale of assets or adjust capital spending to manage current and projected debt levels. There is no certainty that any of these additional sources of capital would be available if required.

The capital-intensive nature of Baytex's operations requires the maintenance of adequate sources of liquidity to fund ongoing exploration and development. Baytex's capital resources consist primarily of Adjusted Funds Flow, available Credit Facilities and proceeds received from the divestiture of oil and gas properties. The following capital management measures and ratios are used to monitor current and projected sources of liquidity.

Net Debt

The Company uses net debt to monitor its current financial position and to evaluate existing sources of liquidity. Baytex also uses net debt projections to estimate future liquidity and whether additional sources of capital are required to fund ongoing operations. Baytex also uses net debt to adjusted funds flow ratio calculated on a twelve-month trailing basis to monitor the Company's existing capital structure and future liquidity requirements.

The following table reconciles Net Debt to amounts disclosed in the primary financial statements.

	December 31, 2022	December 31, 2021
Credit Facilities	$383,031	$505,171
Unamortized debt issuance costs - Credit Facilities (note 7)	2,363	1,343
Long-term notes	547,598	874,527
Unamortized debt issuance costs - Long-term notes (note 8)	6,999	11,393
Trade and other payables	281,404	190,692
Cash	(5,464)	—
Trade and other receivables	(228,485)	(173,409)
Net Debt	$987,446	$1,409,717
Net Debt to Adjusted Funds Flow	0.8	1.9

Adjusted Funds Flow

Adjusted Funds Flow is used to monitor operating performance and the Company's ability to generate funds for exploration and development expenditures and settlement of abandonment obligations. Adjusted funds flow is comprised of cash flows from operating activities adjusted for changes in non-cash working capital and asset retirement obligations settled during the applicable period.
Adjusted Funds Flow is reconciled to amounts disclosed in the primary financial statements in the following table.

	Years Ended December 31
	2022	2021
Cash flows from operating activities	$1,172,872	$712,384
Change in non-cash working capital	(26,072)	26,582
Asset retirement obligations settled	18,351	6,662
Adjusted Funds Flow	$1,165,151	$745,628